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                                                                 EXHIBIT 10.2.36


       SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES FOR 1998

   The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by Exhibit 10.2.36 and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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                                                             Annual      lst Tier    Tier    2nd Tier  Food/Beverage
Name                    City          State  Inception     Base Rent      Amount    Percent  Percent      Percent
--------------------  -------------   -----  ---------   ------------   ----------  -------  --------  -------------
Ramada Old Town       San Diego         CA    1/23/98      $  891,000   $2,043,000   43.6%     60%         5%
Residence Inn         Santa Clarita     CA    1/27/98      $  775,000   $1,911,000   40.6%     60%         5%
Fairfield Inn         Santa Clarita     CA    1/27/98      $  370,000   $1,015,000   36.5%     60%         5%
Hilton Inn            Carson            CA    2/19/98      $  932,000   $2,509,000   37.1%     60%         5%
Radisson              Oxnard            CA    4/9/98       $  617,000   $2,576,000   24.0%     62%         5%
Hampton Inn           Santa Clarita     CA    4/30/98      $  634,000   $1,877,000   33.8%     60%         5%
Napa Valley Marriott  Napa              CA    5/5/98       $1,455,000   $4,275,000   34.0%     60%         5%
Days Inn              Santa Clara       CA    5/13/98      $1,574,000   $3,124,000   47.0%     60%         5%
Pueblo Marriott       Pueblo            CO    8/13/98      $  756,000   $2,910,000   26.0%     62%         5%
Pacific Shore Hotel   Santa Monica      CA    9/4/98       $1,452,000   $3,038,000   47.8%     62%         5%
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